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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 1995

                 MORTGAGE AND REALTY TRUST
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             (Exact name of registrant as specified in its charter)

       Maryland                       1-6613                  23-1862664
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(State or other jurisdiction        (Commission         (I.R.S. Employer of
incorporation)                       File Number)        Identification No.)

8380 Old York Road
Suite 300
Elkins Park, Pennsylvania                                        19117-1590
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: 215/881-1525

                                       N/A
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(Former name or former address, if changed since last report)

The Exhibit Index is located on Page 7.

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ITEM 3. (b) - Bankruptcy or Receivership

(1 and 2)      On September 22, 1995, the United States Bankruptcy Court for the
               Central District of California, entered the order confirming
               Mortgage and Realty Trust's (the "Registrant") prepackaged plan of reorganization without modification.

(3) The material features of the plan are set forth on the cover of the Disclosure Statement attached hereto as Schedule 1. In addition, Holders of Common Shares of the Company will retain their shares, which will become Common Shares subject to dilution resulting from the issuance of additional Common Shares under the Prepackaged Plan and a 1-for-33.33 reverse stock split. The confirmed prepackaged plan of reorganization, finalized Amended and Restated Declaration of Trust, Amended and Restated Indenture, Amended and Restated Collateral and Security Agreement, Letter Agreement Indemnifying the Collateral Agent, Waiver Letter Agreement, Registration Rights Agreement, and Pledge Agreement, all dated as of September 29, 1995 which govern and establish the rights of the Registrant's new security holders are attached hereto as exhibits to the Registration Statement.

(4)            As of September 22, 1995, there was 11,226,215 Common
               Shares outstanding. Upon the effective date of the Plan (September 29, 1995) and after giving effect to the 1-for-33.33 reverse stock split, there are approximately 11,226,000
               Common Shares.

(5) Information regarding the assets and liabilities of the Registrant as of the date the order confirming the plan was entered is set forth in "Exhibit A" to the Voluntary Petition attached hereto as Schedule 2.

ITEM 7. (c) -  Exhibits

 2.1 Prepackaged Plan of Reorganization as confirmed by the Bankruptcy Court of the Central District of California.

 3.1  Amended and Restated Declaration of Trust, dated September 29, 1995.

 4.1  Amended and Restated Indenture, dated September 29, 1995.

 4.2 Amended and Restated Collateral and Security Agreement, dated September 29, 1995.

 4.3  Letter of Agreement, dated September 29, 1995.

 4.4  Letter of Waiver, dated September 29, 1995.

 4.5  Pledge Agreement, dated September 29, 1995.

10.1  Registration Rights Agreement, dated September 29, 1995.


                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Mortgage and Realty Trust
                                                    -------------------------

Date:  October 13, 1995                             By: /S/ George R. Zoffinger
       ----------------                                ------------------------
                                                            C.E.O.
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                                  SCHEDULE I

                            DISCLOSURE STATEMENT AND
                PROXY STATEMENT/PROSPECTUS FOR THE SOLICITATION
             OF VOTES FOR THE PREPACKAGED PLAN OF REORGANIZATION OF

                            MORTGAGE AND REALTY TRUST

     Mortgage and Realty Trust, a Maryland real estate investment trust (the "Company"), upon the terms and subject to the conditions set forth in this Disclosure Statement and Proxy Statement/Prospectus for the Solicitation of Votes for the Prepackaged Plan of Reorganization of Mortgage and Realty Trust (this "Disclosure Statement") and the accompanying forms of Ballot and/or Master Ballot, hereby solicits (the "Plan Solicitation" or the "Solicitation") from each holder (collectively, the "Holders") of Outstanding Notes, Outstanding Common Shares, Other Secured Claims and Unsecured Claims (as each term is hereinafter defined) as of the close of business on July 7, 1995 (the
"Record Date") acceptance of a prepackaged plan of reorganization (the "Prepackaged Plan") under chapter 11 of title 11 of the United States Code, as amended (the "Bankruptcy Code").

     Consummation of the Prepackaged Plan will result in the restructuring described in this Disclosure Statement (the "Restructuring"). The Prepackaged Plan provides, among other things, that holders of the Company's debt securities as of the date the Prepackaged Plan becomes effective (the "Effective Date") shall receive the following securities, after giving effect to a one for 33.33 reverse stock split (the "Reverse Stock Split") of the Company's Common Shares, par value $1.00 per share (the "Common Shares"):

FOR EACH $1,000 PRINCIPAL AMOUNT OF:    THE HOLDER WILL RECEIVE:
Senior Secured Uncertificated Notes     (a) $379.31 in principal amount of new
due 1995 (the "Outstanding Notes")      11-1/8% Senior Secured Notes due 2002
                                        (the "New Senior Notes") (an aggregate
                                        of $110,000,000 principal amount), (b) a pro rata portion of an aggregate of at least $50,000,000 less any amounts paid between April 1, 1995 and the Petition
                                        Date (as hereinafter defined) pursuant
                                        to the Agreement of Understanding (as
                                        hereinafter defined) (plus such
                                        additional amount, if any, based upon
                                        cash available in excess of the Initial
                                        Cash Reserve Fund (as hereinafter
                                        defined)) and (c) 37.55 Common Shares
                                        (the "New Common Shares").  The due and
                                        punctual payment of the principal of and interest on the New Senior Notes will be jointly, severally and unconditionally guaranteed by the Subsidiaries of the Company.

     Under the Prepackaged Plan, holders of the Company's outstanding Common Shares (the "Outstanding Common Shares") will retain their existing Common Shares, subject to the Reverse Stock Split and the issuance of the New Common Shares to holders of Outstanding Notes, as described above. However, the total equity ownership in the Company of existing holders of Outstanding Common Shares will be reduced from 100% to 3% under the Prepackaged Plan. IF THE CLASS OF HOLDERS OF OUTSTANDING COMMON SHARES DOES NOT VOTE TO ACCEPT THE PREPACKAGED PLAN, THE PREPACKAGED PLAN PROVIDES FOR A "CRAMDOWN" UNDER WHICH ALL OUTSTANDING COMMON SHARES WILL BE CANCELLED AND HOLDERS OF OUTSTANDING COMMON SHARES WILL NOT RECEIVE OR RETAIN ANYTHING. If the "cramdown" is effected, the New Common Shares distributed to holders of Outstanding Notes will represent 99.5% of the Company's outstanding equity securities after the Restructuring and the remaining 0.5% will be distributed to charities designated by the Principal Holders (as hereinafter defined).

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       THE PLAN SOLICITATION WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
                  TIME, ON AUGUST 17, 1995, UNLESS EXTENDED
                            (THE "EXPIRATION DATE").
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                            ------------------------

This Disclosure Statement is first being mailed to Record Holders on July 12, 1995.

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                                  SCHEDULE II

                         UNITED STATES BANKRUPTCY COURT
                         CENTRAL DISTRICT OF CALIFORNIA


In re       Mortgage and Realty Trust       ,               Case No.
      --------------------------------------                         -----------
               Debtor                                       Chapter 11

                        EXHIBIT "A" TO VOLUNTARY PETITION

     [IF DEBTOR IS A CORPORATION FILING UNDER CHAPTER 11 OF THE CODE, THIS EXHIBIT "A" SHALL BE COMPLETED AND ATTACHED TO THE PETITION.]

     1.   Debtor's employer identification number is 23-1862664.

     2. If any of debtor's securities are registered under section 12 of the Securities and Exchange Act of 1934, the SEC file number is 1-6613.

     3. The following financial data is the latest available information and refers to debtor's condition on June 30, 1995.

          a.   Total assets                $ 344,581,948.00

          b.   Total liabilities           $ 347,591,767.00


                                                              Approximate number
                                                              of holders

          Fixed, liquidated secured debt   $ 326,171,931.00       44

          Contingent secured debt          $       0.00           -0-

          Disputed secured claims          $       0.00           -0-

          Unliquidated secured debt        $       0.00           -0-


                                                              Approximate number
                                                              of holders

          Fixed, liquidated unsecured debt $   368,561.67         2

          Contingent unsecured debt        $       0.00           -0-

          Disputed unsecured claims        $       0.00           -0-

          Unliquidated unsecured debt      $       0.00           -0-


     Number of shares of preferred stock       -0-                -0-

     Number of shares of common stock       11,226,215         16,000

     Comments, if any:  None.

Exhibit "A" continued


     4.   Brief descriptions of debtor's business:

          The Debtor is a self-administered real estate investment trust with assets consisting of 34 mortgage loans and 37 investments in real estate located throughout the United States.

     5. List the name of any person who directly or indirectly owns, controls, or holds, with power to vote, 20% or more of the voting securities of debtor:

          None.

     6. List the names of all corporations 20% or more of the outstanding voting securities of which are directly or indirectly owned, controlled, or held, with power to vote, by debtor:

          None.

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                             INDEX TO EXHIBITS

EXHIBIT
NUMBER
-------
 2.1 Prepackaged Plan of Reorganization as confirmed by the Bankruptcy Court of the Central District of California.

 3.1      Amended and Restated Declaration of Trust, dated
          September 29, 1995.

 4.1      Amended and Restated Indenture, dated September 29, 1995.

 4.2 Amended and Restated Collateral and Security Agreement, dated September 29, 1995.

 4.3      Letter of Agreement, dated September 29, 1995.

 4.4      Letter of Waiver, dated September 29, 1995.

 4.5      Pledge Agreement, dated September 29, 1995.

10.1      Registration Rights Agreement, dated September 29, 1995.